Number                                                              Shares
IM

COMMON STOCK                                                    COMMON STOCK

                                     [LOGO]
                                 ImageMax, Inc.

    INCORPORATED UNDER THE LAWS
OF THE COMMONWEALTH OF PENNSYLVANIA                          CUSIP 45245V 10 1

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This certifies that


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                                 ImageMax, Inc.

transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:

/s/ Bruce M. Gillis
---------------------------
Chief Executive Officer and         [SEAL]      COUNTERSIGNED AND REGISTERED
      Chairman of the Board                           StockTrans, Inc.
                                                   7 E. Lancaster Avenue
                                                     Ardmore, PA 19003


                                                    TRANSFER AGENT AND REGISTRAR

/s/ Andrew R. Bacas
-------------------------------------------
Senior Vice President-Corporate Development     BY
                              and Secretary                 AUTHORIZED SIGNATURE

                                 ImageMax, Inc.

         The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right
         of survivorship and not as tenants
         in common
TOD     -transfer on death direction in event of owner's death
         to person named on face



UNIF GIFT MIN ACT-_________as Custodian for_________
                   (Cust)                   (Minor)
                  under Uniform Gifts to Minors
                  Act____________
                       (State)


UNIF TRANS MIN ACT-_________as Custodian for_________
                    (Cust)                   (Minor)
                   under Uniform Transfers to Minors
                   Act____________
                        (State)


     Additional abbreviations may also be used though not in the above list


For value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within certificate, and do hereby accordingly constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                                          X_____________________________________
      NOTICE; THE SIGNATURE(S) TO THIS
      ASSIGNMENT MUST CORRESPOND WITH
      THE NAME(S) AS WRITTEN UPON
      THE FACE OF THE CERTIFICATE IN
      EVERY PARTICULAR, WITHOUT ALTER-
      ATION OR ENLARGEMENT OR ANY
      CHANGE WHATEVER.                    X_____________________________________

                                          ALL GUARANTEES MUST BE MADE BY A
                                          FINANCIAL INSTITUTION (SUCH AS A BANK
                                          OR BROKER) WHICH IS A PARTICIPANT IN
                                          THE SECURITIES TRANSFER AGENTS
                                          MEDALLION PROGRAM ("STAMP"). THE
                                          NEW YORK STOCK EXCHANGE, INC.
                                          MEDALLION SIGNATURE PROGRAM ("MSP"),
                                          OR THE STOCK EXCHANGE MEDALLION
                                          PROGRAM ("SEMP") AND MUST NOT BE
                                          DATED. GUARANTEES BY A NOTARY PUBLIC
                                          ARE NOT ACCEPTABLE.


         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.